UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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HIGHLANDS BANKSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 26, 2009

Dear Shareholders:

You are cordially invited to attend the annual meeting of the shareholders of Highlands Bankshares, Inc. on Tuesday, May 12, 2009, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia.

Enclosed in this mailing you will find formal notice of the meeting, a proxy and a proxy statement detailing the matters upon which the shareholders will act at the annual meeting.  Our Company's Annual Report for 2008 is also enclosed.

We urge you to complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting.  You may revoke your proxy at any time prior to its exercise.

Sincerely,

/s/ John G. Van Meter

John G. Van Meter
Chairman of The Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Highlands Bankshares, Inc.

The annual meeting of shareholders of Highlands Bankshares, Inc. will be held on Tuesday, May 12, 2009, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, for the following purposes:

1.	Election of four Class B directors to serve until the annual meeting of shareholders in 2012.

2.	Ratification of the appointment of Smith Elliott Kearns & Company, LLC as independent registered public accountants for 2009.

3.	Transaction of other business as may properly come before the meeting, or any adjournments thereof.

The Board of Directors recommends a vote in favor of the nominees for director and a vote in favor of the ratification of the appointment of the independent registered public accountants.  Only shareholders of record at the close of business on March 18, 2009 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope.  You may revoke your proxy at any time prior to its exercise.

By Order of the Board of Directors

/s/ Alan L. Brill

Alan L. Brill
Corporate Secretary

March 26, 2009

HIGHLANDS BANKSHARES, INC.
P.O. Box 929 * Petersburg WV 26847 * (304) 257-4111

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of Highlands Bankshares, Inc. (“Highlands” or the “Company”) to be held Tuesday, May 12, 2009, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, and at any adjournments thereof (“Annual Meeting”).  The accompanying proxy is solicited by the Board of Directors of the Company (the “Board”).  The principal executive offices of the Company are located at 3 North Main Street, Petersburg, West Virginia 26847.  The approximate mailing date of the proxy statement and the accompanying proxy is April 3, 2009.

The Company will bear the cost of soliciting proxies and will only make solicitations by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may solicit proxies by telephone or by personal calls.  The Company may request brokerage houses and nominees to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in doing so.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon.  A shareholder executing a proxy may revoke it at any time before it is voted by:

•	Notifying Highlands in person,
•	Giving written notice to Highlands of the revocation of the proxy,
•	Submitting to Highlands a subsequently dated proxy, or
•	Attending the meeting and withdrawing the proxy before it is voted at the meeting.

OUTSTANDING SHARES AND VOTING RIGHTS

Only shareholders of record at the close of business on March 18, 2009, will be entitled to vote at the Annual Meeting.  As of that date, the Company had outstanding 1,336,873 shares of its common stock, $5 par value, each of which is entitled to one vote at the Annual Meeting.  Cumulative voting rights are available, in certain instances, for the election of directors, as further described in this proxy statement.

Any number of shareholders holding together a majority of the stock outstanding, who are either present in person or represented by proxy at the Annual Meeting, shall constitute a quorum.  If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum.  Abstentions and shares held of record by a broker or its nominee, which are voted on any matter, are included in determining the number of votes present or represented at the Annual Meeting.  Conversely, broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders in person or by proxy at the Annual Meeting.  As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting at least 48 hours before the meeting. Ratification of the appointment of the independent public accountants will be approved if the votes cast in favor exceed the votes cast opposing.  Votes that are withheld and broker shares that are not voted will not be included in determining the number of votes cast.

Page One

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the name and address of and the number and percentage of shares of common stock held as of February 28, 2009 by each of the Company's directors, director nominees and Highlands’ executive officers and by all of the Company's directors, director nominees and executive officers as a group.  To the best of the Company's knowledge, no person is the beneficial owner of more than 5% of the Company's common stock.

Name	Position with Company	Amount Beneficially Owned	Percent of Class
Leslie A. Barr	Director	6,876	*

Thomas B. McNeill, Sr.	Director	16,023	1.2%

Clarence E. Porter	Director; President & Chief Executive Officer; Treasurer	2,002	*

Morris M. Homan, Jr.	Director	1,890	*

Gerald W. Smith	Director Nominee	3,282	*

John G. Van Meter	Director	59,183	4.4%

Jack H. Walters	Director	10,824	*

L. Keith Wolfe	Director	8,580	*

Kathy G. Kimble	Director	4,596	*

Alan L. Brill	Director; Secretary	2,649	*

Steven C. Judy	Director	5,205	*

R. Alan Miller	Finance Officer	227	*

All of the directors, director nominees and executive
officers of the Company, as a group		121,337	9.1%

An asterisk denotes less than 1% of class.
Further notes regarding ownership are on the following page.

Page Two

NOTES TO SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Mr. Barr’s beneficial ownership includes 2,820 shares owned directly, 3,300 shares owned jointly with his wife and 756 shares held by his wife over which he holds no voting or dispositive powers.

Mr. McNeill’s beneficial ownership includes 9,216 shares owned directly and 6,807 shares held by his wife over which he holds no voting or dispositive powers.

Mr. Porter’s beneficial ownership includes 300 shares owned directly, 50 shares held by his wife over which he holds no voting or dispositive powers and 15 shares held by his wife as custodian for each of three minor grandchildren and 1,607 shares held in Mr. Porter’s behalf through the Company’s Employee Stock Ownership Program.

Mr. Homan’s beneficial ownership includes 1,890 shares owned directly.

Mr. Smith’s beneficial ownership includes 540 shares owned directly and 2,742 shares owned jointly with his wife.

Mr. Van Meter’s beneficial ownership includes 29,183 shares owned directly and 30,000 shares held by his wife over which he holds no voting or dispositive powers. Mr. Van Meter disclaims beneficial ownership of the shares held by his wife.

Mr. Walters’ beneficial ownership includes 10,524 shares owned directly and 150 shares held as co-guardian for each of his two children. Mr. Walters disclaims beneficial ownership of the shares held as co-guardian for each of his children.

Mr. Wolfe’s beneficial ownership includes 7,830 shares owned directly, 300 shares held jointly with each of his two children and 150 shares held by his wife over which he holds no voting or dispositive powers.

Ms. Kimble’s beneficial ownership includes 3,651 shares owned directly and 945 shares held jointly with her husband.

Mr. Brill’s beneficial ownership includes 363 shares owned directly and 1,104 shares owned jointly with his wife and 1,182 shares held in Mr. Brill’s behalf through the Company’s Employee Stock Ownership Program.

Mr. Judy’s beneficial ownership includes 5,205 shares owned directly.

Mr. Miller’s beneficial ownership includes 50 shares owned directly and 177 shares held in Mr. Miller’s behalf through the Company’s Employee Stock Ownership Program.

Page Three

PROPOSAL ONE

ELECTION OF DIRECTORS
General

Highlands’ articles of incorporation currently provide for a classified board of directors.  There are three classes. Each class is elected for a three-year term.  There are presently 10 directors on the Board, two of whom are nominees for election at the 2009 Annual Meeting. In addition to the two current directors who are director nominees, the Class B director nominees for election at the 2009 Annual Meeting include a nominee who is not currently a director and who has not previously served on the Company’s Board. Two of the three nominees are non-employee directors.

Directors are elected by a plurality of the shares voted.  As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting.  If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit.  If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees.  For all other purposes, each share is entitled to one vote.

Nominations

Highlands does not have a separate nominating committee and the entire board of directors serves this function.  The board of directors makes nominations based upon its belief that candidates for director should have certain minimum qualifications as defined by West Virginia state banking law. The Board of Directors of Highlands Bankshares, Inc., in addition to adherence to state banking law, has set forth the following as criteria for the Company’s directors:

The board of directors of Highlands Bankshares makes nominations based upon its belief that candidates for director should have certain minimum qualifications. These qualifications include the following:

•	Directors should should be of the highest ethical character.
•	Directors should have excellent personal and professional reputations in Highlands Bankshares, Inc.’s market area.
•	Directors should be accomplished in their professions or careers.
•	Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.
•	Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.
•
Directors must be willing and able to expend the time to attend meetings of the Board of Directors of Highlands Bankshares, Inc. and Highlands’ subsidiary banks (the “Banks”) and to serve on board committees.

•
The Board of Directors will consider whether a nominee is independent, as legally defined.  In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of Highlands Bankshares, Inc.

•
Because the directors of Highlands Bankshares, Inc. also may serve as directors of either or both of the Banks, a majority of directors must be residents of West Virginia, as required by state banking law.

•
Directors must be acceptable to Highlands Bankshares, Inc.’s and the Banks’ regulatory agencies, including the Federal Deposit Insurance Corporation and the West Virginia Division of Banking and must not be under any legal disability which prevents them from serving on the Board of Directors or participating in the affairs of a financial institution.

•	Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law and the bylaws of each of the Banks.
•	Directors must be at least 21 years of age.

Page Four

The Board of Directors of Highlands Bankshares, Inc., reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

The process of the Board of Directors for identifying and evaluating nominees is as follows:  In the case of incumbent directors whose terms are set to expire, the Board of Directors shall consider the directors’ overall service to Highlands Bankshares, Inc. during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and Highlands Bankshares, Inc., and the Banks.  The Board of Directors also reviews the payment history of loans, if any, made to such directors by either Bank to ensure that the directors are not chronically delinquent and in default.  The board also considers whether any transactions between the directors and either Bank have been criticized by any banking regulatory agency or either Banks’ external auditors and whether corrective action, if required, has been taken and was sufficient.  The Board of Directors also confirms that such directors remain eligible to serve on the Board of Directors of a financial institution under federal and state law.

Shareholder nominations for persons for election as directors are required to be done in accordance with the provisions set forth in Company’s by-laws, as amended.  ARTICLE I, Section 9(b) of HIGHLANDS BANKSHARES, INC. AMENDED AND RESTATED BYLAWS, which sets forth the requirements for shareholder nominations is shown below.

(b)           Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation.  Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the board of directors or (ii) by any stockholder of the corporation who (1) is a stockholder of record on the date of giving the notice provided for in this Section 9(b) and on the record date for the determination of stockholders entitled to vote at such meeting, and (2) complies with the notice procedures set forth in this Section 9(b).  Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice shall be delivered or mailed to and received by the Secretary at the principal executive offices of the corporation not less than 90 days prior to the date of the meeting; provided, however, that in the event that less than 100 days’ notice or public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made by the corporation, whichever shall first occur.  A stockholder’s notice must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.   Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the provisions of this Section 9(b).  The officer of the corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

No candidates for director were nominated by any stockholder for election at the 2009 annual meeting of shareholders.

Page Five

INFORMATION CONCERNING DIRECTORS AND NOMINEES
The following information, including the principal occupation during the past five years, is given with respect to the three director nominees and the seven directors continuing in office.

Name	Position with the Company	Age	Director Since	Principal Occupation During the Last Five Years

DIRECTOR NOMINEES Class B Directors to serve until the 2012 Annual Meeting of Shareholders

Gerald W. Smith	Director Nominee	65		Self employed Envirco Inc. Specialty Security Services, LLC

Clarence E. Porter	Director; President & Chief Executive Officer	60	April 1992	President & Chief Executive Officer of Highlands since 2004; President & Chief Executive Officer of The Grant County Bank since 1991

L. Keith Wolfe	Director	82	May 1985	Retired owner of Petersburg Motor Company

Class C Directors to serve until the 2010 Annual Meeting of Shareholders

Steven C. Judy	Director	56	June 2002	Pharmacist President of JSG Foods, Inc. President of Judy’s Drug Store, Inc.

Leslie A. Barr	Director	71	July 1987	Retired President & Chief Executive Officer of Highlands

Jack H. Walters	Director	61	July 1987	Attorney at Law Partner, Walters, Krauskopf & Baker

Class A Directors to serve until the 2011 Annual Meeting of Shareholders

Alan L. Brill	Director: Secretary	54	April 2001	President & Chief Executive Officer of Capon Valley Bank since 2001

Kathy G. Kimble	Director	63	April 2001	Retired Retail Business Owner

Morris M. Homan, Jr.	Director	56	May 2008	Self Employed Veterinarian

John G. Van Meter	Director; Chairman of the Board of Directors	71	May 1985	Attorney at Law Van Meter & Van Meter

Page Six

Board Meetings and Compensation

The Board met 13 times during 2008.  As required by Company policy, each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by the committee on which the director served.  Directors received $450.00 for attending Board meetings and $250.00 for attending committee meetings. Members of the Audit Committee received $350.00 for attending meetings of the Audit Committee.

During 2009, Directors will receive $525.00 for attending Board meetings and $300.00 for attending committee meetings. Members of the Audit Committee will receive $350.00 for attending meetings of this Committee during 2009.

All Directors of Highlands Bankshares, Inc. also serve as directors of one or more of the Company’s subsidiaries. Both Capon Valley Bank and The Grant County Bank have Directors who serve on the boards of the respective subsidiary who do not serve on the Board of Highlands Bankshares.  The Grant County Bank also employs an advisory board for its Riverton location.  The board fees for the subsidiary banks are the same as those fees for Highlands Bankshares, Inc.

The table below sets forth the compensation received during the fiscal year ended December 31, 2008 by each of Highlands’ directors:

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Leslie A. Barr	$ 22,455	$	$ 22,455
Jack H. Walters	21,975	33,750	55,725
Alan L. Brill	19,500		19,500
Morris M. Homan, Jr.	21,803		21,803
Thomas B. McNeill, Sr.	21,521		21,521
C. E. Porter	23,650		23,650
John G. Van Meter	20,050	14,250	34,300
Kathy G. Kimble	22,050		22,050
Steven C. Judy	22,890		22,890
L. Keith Wolfe	21,550		21,550

All fees paid to directors during the fiscal year ended December 31, 2008 were paid in cash. Fees include Board and Committee fees earned by each of the directors for serving on the Boards of Highlands and one or more of the subsidiary banks and any Committees of the Board of Highlands or one or more of the subsidiary banks on which the director might serve. In addition, directors, at their discretion, receive reimbursement for mileage to and from Board or Committee meetings.

The amounts disclosed above as other compensation for Mr. Van Meter and Mr. Walters relate to legal retainers and other legal fees paid by the Company and its subsidiary banks to the law firms of Mr. Van Meter and Mr. Walters. In addition, Mr. Van Meter and Mr. Walters may, from time to time, be remunerated for other services rendered related to lending and other operations of the subsidiary banks. Portions of the fees earned by Mr. Van Meter and Mr. Walters, or their legal firms, for work in this capacity are ultimately borne by the customer(s) of the subsidiary banks, and not by the Company or its subsidiary banks, and as such are not shown within the table above.

Board Committees

The Board of Directors of Highlands Bankshares, Inc. has designated the following Committees: Nominating Committee, Compensation Committee, Audit Committee and Asset/Liability Management Committee. The Audit Committee Charter is included in this Proxy Statement as EXHIBIT A and the Compensation Committee Charter is included as EXHIBIT B. The table on the following page illustrates which members served, during the past year, on the Nominating, Compensation and Audit Committees:

Page Seven

Director	Nominating Committee	Compensation Committee	Audit Committee
Leslie A. Barr	X	X	X
Thomas B. McNeill, Sr.	X	X
Clarence E. Porter	X
Morris M. Homan, Jr.	X	X	X
John G. Van Meter	X	X
Jack H. Walters	X	X
L. Keith Wolfe	X	X	X
Kathy G. Kimble	X	X	X
Alan L. Brill	X
Steven C. Judy	X	X	X

EXECUTIVE COMPENSATION

The table below, in accompaniment with the notes found below and on the following page, sets forth the compensation totals for the Company’s Principal Executive Officer, Principal Financial Officer and other most highly compensated executives of the Company.

Name and Principal Position	Year	Salary ($)	Non Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified and Deferred Compensation Earnings (1)	All Other Compen- sation (2)	Total

C.E. Porter	2008	$273,525	$7,623	$169,714	$27,374	$478,236
Principal Executive Officer	2007	260,500	--	132,659	27,804	420,963

Alan L. Brill	2008	$171,150	$4,655	$61,165	$23,224	$260,194
President, Capon Valley Bank	2007	163,368	--	56,377	23,754	243,499

Gerald Sites	2008	$108,000	--	$79,132	--	$187,132
Sr. Vice President, The Grant County Bank	2007	100,000	--	66,968	--	166,968

Notes to Executive Compensation Table

Note One:
•
Mr. Brill and Mr. Porter both received incentive pay for achievement of 2008 goals under the Company’s INCENTIVE BONUS PLAN FOR SUBSIDIARY BANK PRESIDENTS (“the Plan”). Under the Plan, Mr. Porter’s maximum incentive pay for reaching 2008 targets was $7,623 and Mr. Porter achieved full payment. Mr. Brill’s maximum incentive pay for reaching 2008 targets was $6,846 and Mr. Brill was paid $4,655. Actual cash payment to Mssrs. Brill and Porter relating to this incentive plan were made during 2009, but are included in the table above. Further details relating to the Plan can be found on Page Nine.

Note Two:
•
Mr. Porter’s Change in Pension Value and Nonqualified and Deferred Compensation Earnings is comprised of the increase in value of Mr. Porter’s defined benefit pension plan, Mr. Porter’s portion of contributions by the Company and by The Grant County Bank to the Bank’s profit sharing plan, the dollar value of the economic benefit under The Grant County Bank’s split dollar life insurance plan (BOLI), and contributions to the Company’s employee stock ownership plan (ESOP) on behalf of Mr. Porter.

Page Eight

•
Mr. Brill’s Change in Pension Value and Nonqualified and Deferred Compensation Earnings is comprised of contributions by Capon Valley Bank on Mr. Brill’s behalf to the Bank’s 401(k) plan, the dollar value of the economic benefit under Capon Valley Bank’s split dollar life insurance plan (BOLI), and contributions to the Company’s employee stock ownership plan (ESOP) on behalf of Mr. Brill.

•
Mr. Site’s Change in Pension Value and Nonqualified and Deferred Compensation Earnings is comprised of the increase in value of Mr. Sites’ defined benefit pension plan, Mr. Sites’s portion of contributions by The Grant County Bank to the Bank’s profit sharing plan, the dollar value of the economic benefit under The Grant County Bank’s split dollar life insurance plan (BOLI), and contributions to the Company’s employee stock ownership plan (ESOP) on behalf of Mr. Sites.

Note Three:
•	Mr. Porter’s Other Compensation is comprised of directors fees paid to Mr. Porter by the Company and by The Grant County Bank and the economic benefit of use of an automobile.
•	Mr. Brill’s Other Compensation is comprised of directors fees paid to Mr. Brill by the Company and by Capon Valley Bank and the economic benefit of use of an automobile.

The Grant County Bank participates in a defined benefit pension plan offered through the West Virginia Banker’s Association. Mssrs.  Porter and Sites participate in this plan. The table below illustrates the years of credited service and the present value of the accumulated benefit for these executives at December 31, 2008. No payments from the plan were made to any of these executives during the year ended December 31, 2008.

Name	Number of Years of Credited Service	Present Value of Accumulated Benefit
C. E. Porter	20.33	$ 560,709
Gerald Sites	45.33	472,847

INCENTIVE BONUS PLAN FOR SUBSIDIARY BANK PRESIDENTS

The Compensation Committee approved an Incentive Bonus Plan (the “Plan”) for the Presidents of the subsidiary banks for 2008. Upon approval of the Plan, The Compensation Committee determined the maximum bonus opportunity for each of Messrs. Porter and Brill under the Plan to be 4% of their applicable subsidiary bank salaries. Bonuses under the Plan were based primarily on the extent to which Grant County Bank, in the case of Mr. Porter, and Capon Valley Bank, in the case of Mr. Brill, achieved performance goals, determined by the compensation Committee for 2008.  The full text of the Plan is shown following:

HIGHLANDS BANKSHARES, INC. 2008 INCENTIVE BONUS PLAN FOR SUBSIDIARY BANK PRESIDENTS

I.
Purpose.  The purpose of the Plan is to provide the Presidents of the Company’s subsidiary banking organizations with direct incentives for achieving specific financial goals aimed at enhancing profitability.

II.	Definitions.
(a)	“Applicable Subsidiary Bank” means Grant County Bank, in the case of the President of Grant County Bank, and Capon Valley Bank, in the case of the President of Capon Valley Bank.
(b)
“Average Total Assets” means the average of the Applicable Subsidiary Bank’s total assets at the beginning of the Plan Year and the Applicable Subsidiary Bank’s total assets at the end of the Plan Year, determined in accordance with GAAP.

(c)
“Average Total Equity” means the average of the Applicable Subsidiary Bank’s total equity capital at the beginning of the Plan Year and the Applicable Subsidiary Bank’s total equity capital at the end of the Plan Year, determined in accordance with GAAP, subject to Section VII.

(d)	“Capon Valley Bank” means Capon Valley Bank, a West Virginia-chartered bank and wholly owned subsidiary of the Company.
(e)	“Committee” means the Compensation Committee of the Board of Directors of the Company.
(f)	“Company” means Highlands Bankshares, Inc., a West Virginia corporation.
(g)
“Efficiency Ratio” means the Applicable Subsidiary Bank’s non-interest expenses for the Plan Year divided by the sum of the Applicable Subsidiary Bank’s net interest income and non-interest income for the Plan Year, each as determined in accordance with GAAP, subject to Section VII.

Page Nine

(h)	“GAAP” means accounting principles generally accepted in the United States of America.
(i)	“Grant County Bank” means Grant County Bank, a West Virginia-chartered bank and wholly owned subsidiary of the Company.
(j)	“Growth in Net Income” means the increase, if any, in the Applicable Subsidiary Bank’s annual Net Income from 2007 to 2008.
(k)	“Net Income” means the net income of the Applicable Subsidiary Bank, as determined in accordance with GAAP, subject to Section VII.
(l)	“Plan” means this Highlands Bankshares, Inc. 2008 Incentive Bonus Plan for Subsidiary Bank Presidents.
(m)	“Plan Year” means the 2008 calendar year.
(n)
“Return on Average Assets” means the Applicable Subsidiary Bank’s Net Income for the Plan Year divided by the Applicable Subsidiary Bank’s Average Total Assets for the Plan Year, as determined in accordance with GAAP, subject to Section VII.

(o)
“Return on Average Equity” means the Applicable Subsidiary Bank’s Net Income for the Plan Year divided by the Applicable Subsidiary Bank’s Average Total Equity for the Plan Year, as determined in accordance with GAAP, subject to Section VII.

III.
Administration.  The Plan will be administered by the Committee.  The Committee shall have the authority, in its sole and absolute discretion, to interpret the Plan, adopt rules and procedures for the administration of the Plan, determine the extent to which any bonuses have been earned under the Plan and perform the other responsibilities assigned to the Committee under the Plan.  All actions and decisions of the Committee pursuant to the foregoing authority shall be conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan.

IV.	Participants. The Plan participants shall consist of the Presidents of Grant County Bank and Capon Valley Bank.

V.
Bonus Opportunity.  Each participant is eligible to earn a cash bonus for the Plan Year in an amount up to a percentage, specified by the Committee, of his gross annual base salary payable by the Applicable Subsidiary Bank effective as of January 1, 2008.

Corporate Performance.  Ninety percent of the participant’s bonus shall be based on the extent to which the Applicable Subsidiary Bank achieves corporate performance goals established for the Plan Year by the Committee.  The criteria to be used for corporate performance goals, and the relative weighting of each are as follows:
Growth in Net Income (25%)
Return on Average Assets (25%)
Return on Average Equity (25%)
Efficiency Ratio (25%)

Achievement of 100% or greater than 100% of a performance goal will result in payment of 100% of the portion of the potential bonus based on that goal.  Achievement of 90% to 99% of a performance goal will result in payment of 90% of the portion of the potential bonus based on that goal.  Achievement of 80% to 89% of a performance goal will result in payment of 75% of the portion of the potential bonus based on that goal.  Achievement of 70% to 79% of a performance goal will result in payment of 25% of the portion of the potential bonus based on that goal.  Achievement of less than 70% of a performance goal will result in no payment of the portion of the potential bonus based on that goal.  Percentages shall be rounded up or down to the nearest whole percent (for example, 89.6% shall be rounded up to 90% and 89.4% shall be rounded down to 89%).

Individual Performance.  The remaining ten percent of the participant’s bonus shall be based on the Committee’s assessment of the participant’s individual performance during the Plan Year; provided, however, that if no payment of the potential bonus is to be made based on the corporate performance goals (because none of the corporate performance goals are achieved at or above the 70% level), then no payment of the potential bonus will be made based on individual performance either, resulting in no bonus paid for the Plan Year, subject to Section VIII.

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Example. The following example illustrates how the bonus amount is to be determined.  A participant’s gross annual base salary payable by the Applicable Subsidiary Bank effective January 1, 2008 is $180,000 and the Committee has determined that he will be eligible to earn a cash bonus for the 2008 calendar year of up to 15% of his gross annual base salary, or $27,000, 90% of which, or $24,300, is based on the achievement of corporate performance goals and 10% of which, or $2,700, is based on the Committee’s assessment of his individual performance during 2008.  After the end of 2008, the Committee determines that the corporate performance goals have been achieved to the following extent:  Growth in Net Income: 83% of performance goal; Return on Average Assets: 77% of performance goal; Return on Average Equity: 107% of performance goal; and Efficiency Ratio: 68% of performance goal.  The Committee also determines, based on the participant’s individual performance during 2008, to award 95% of the portion of the bonus based on individual performance.  This results in a total bonus for the Plan Year of $14,715, determined as follows:

Growth in Net Income	$ 24,300 X 25% X 75%	equals	$ 4,556
Return on Average Assets	$ 24,300 X 25% X 25%	equals	1,519
Return on Average Equity	$ 24,300 X 25% X 100%	equals	6,075
Efficiency Ratio	$ 24,300 X 25% X 0%	equals	0
Total Based on Corporate Performance			$ 12,150
Individual Performance	$2,700 X 95%	equals	2,565
Total Bonus			$ 14,715

VI.
Timing of Determination and Payment of Bonus Amount.  Following the end of the Plan Year, once each Applicable Subsidiary Bank’s results of operations for the Plan Year are reasonably certain, the Committee shall determine the amount of the bonus, if any, earned by each participant, in the manner described in Section V.  Any bonus earned for the Plan Year shall be paid by the Applicable Subsidiary Bank to the participant in cash by March 15, 2009.

VII.	Extraordinary Items. In determining the extent to which corporate performance goals have been met, the Committee may, but is not required to, exclude extraordinary or other non-recurring items.

VIII.
Additional Committee Discretion.  The Committee may, in its sole and absolute discretion, increase or reduce (but not below zero) the amount of any bonus earned under the Plan.  Nothing in the Plan shall preclude the Committee, in its discretion, from awarding bonuses to participants in addition to any bonuses which they may earn under the Plan.

IX.
Employment Status.  A participant must be employed by the Applicable Subsidiary Bank as of the end of the Plan Year in order to qualify for a bonus under the Plan; provided, however, that if the participant’s employment is terminated prior to the end of the Plan Year due to death or disability, the participant (or his estate) shall qualify for a prorated bonus, to the extent earned, for the portion of the Plan Year the participant was employed by the Applicable Subsidiary Bank, based on achievement of the corporate performance goals for the full year and the Committee’s assessment of the participant’s individual performance during the Plan Year through the termination date.  Any such prorated bonus shall be determined and paid at the times specified in Section VI.

X.	Termination, Amendment or Other Modification of Plan. The Committee may terminate, amend or otherwise modify the Plan at any time.

XI.	Miscellaneous.
A.
No Right to Continued Employment.  The Plan does not give any participant any right to continued employment, and the right to terminate the employment of any participant is specifically reserved to the Company and/or the Applicable Subsidiary Bank.

B.
Withholding for Taxes.  The Applicable Subsidiary Bank shall be entitled to deduct from any bonus payment hereunder the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment.

C.
No Assignment.  No right or interest of any participant in the Plan shall be assignable or transferable, whether by operation of law or otherwise (except by will or the laws of descent and distribution).

D.
Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of West Virginia, except to the extent preempted by the Federal laws of the United States of America.

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AUDIT COMMITTEE REPORT

The Company has an Audit Committee, which consists of Steven C. Judy, Chairman, Kathy G. Kimble, L. Keith Wolfe, Morris M. Homan Jr. and Leslie A. Barr.  The Audit Committee met four times during the year ended December 31, 2008. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually and has been resolved by the Committee to be sufficient. The Audit Committee’s charter is included in this document as EXHIBIT A.

The audit committee oversees Highlands’ financial reporting process on behalf of the board of directors.  The Audit Committee is responsible for communicating to the board of directors its recommendation regarding the appointment, replacement, compensation and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on the Company’s financial statements.  The audit committee relies on the expertise and knowledge of management, the company’s internal auditors and the independent registered public accounting firm in carrying out its oversight responsibilities.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Highlands’ accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards.  In addition, the committee has discussed with the independent registered public accounting firm the firm’s independence from management and Highlands, including the matters in the written disclosures required by the PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence” and considered the compatibility of non-audit services with auditors’ independence. The committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard AU Section 380 “Communication with Audit Committees,” and Rule 2-07 of Regulation S-X promulgated by the Securities and Exchange Commission.

The committee discussed with Highlands’ internal auditor and with the independent registered public accounting firm the overall scope and plans for their respective audits.  The committee meets with the internal auditor and with the independent registered public accounting firm, with and without management present, to discuss the results of the respective audits, their evaluations of Highlands’ internal controls and the overall quality of Highlands’ financial reporting.

The audit committee charter requires that the audit committee approve all services performed by the independent auditors.

All members of the Audit Committee have been deemed by the Board of Directors to be financially literate. All members of the Audit Committee are independent as that term is defined under NASDAQ rules. The Audit Committee does not have one of its members designated as an  “audit committee financial expert” as defined by rules adopted under the Securities Act of 1933, as amended. Because the Company operates in a substantially rural area, the availability of potential Directors, and especially Directors who may qualify as an audit committee financial expert and still meet the independence requirements of a member of the Audit Committee, is limited.  The Company believes that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Committee. As such, the Board does not believe that it is necessary to actively search for an outside person to serve on the Board to qualify as an audit committee financial expert. The Committee has authority to engage legal counsel, other experts or consultants, as it deems appropriate, to carry out its responsibilities. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements.

The Audit Committee’s primary responsibilities fall into three broad categories:

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•
The Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the Company’s management, including discussion with management and the Company’s outside auditors about financial statements, key accounting practices, and reporting.

•
The Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, also determining if the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

•
The Committee oversees management’s implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company’s internal auditing program.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement and to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be filed under such acts.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

L. Keith Wolfe
Kathy G. Kimble
Steven C. Judy
Leslie A. Barr
Morris M. Homan, Jr.

March 19, 2009

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in Highlands shares with the SEC. Based solely on our records and other known information, in 2008 all Directors and executive officers met all applicable SEC filing requirements under Section 16(a), except for Kathy G. Kimble. Ms. Kimble had one late filing.

CERTAIN RELATED TRANSACTIONS

Loans made by The Grant County Bank and Capon Valley Bank to directors, director nominees and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the loans were made for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.In addition, the Company or its subsidiaries, may, from time to time, obtain goods or services from a director or their affiliates. Any such business transaction with a related party did not, during 2008, exceed $120,000 nor was made under terms unfavorable to the Company or its affiliates as compared to the obtaining of similar goods or services from non related parties.

The Company has adopted a Related Party Transaction Policy. This policy covers substantially all material business transactions between related parties and the Company or its subsidiaries. The policy requires that all loans or business transactions above certain thresholds with insiders, as defined by the policy, be approved by the Board of Directors of Highlands Bankshares, Inc. This policy has been designed in an attempt to ensure the appropriateness of all related party transactions and in an attempt to ensure that all required reporting of related party transactions is achieved.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

Smith Elliott Kearns & Company, LLC was the auditor for 2008 and is being recommended to the Company's shareholders for appointment as the auditor for 2009.  A representative of Smith Elliott Kearns & Company, LLC is expected to attend the Annual Meeting with the opportunity to make a statement or to respond to appropriate questions from shareholders.

The Board Recommends that Shareholders vote “FOR” Proposal Two

Fees of Independent Registered Certified Public Accountants

The following fees were paid to Smith Elliott Kearns & Company, LLC (“SEK”), the Company’s Independent Registered Certified Public Accountants for services provided to the corporation for the fiscal year ending December 31, 2008 and 2007:

	2008	2007
Audit Fees	$72,855	$69,845
All Other Fees	0	0
Total	$72,855	$69,845

Audit fees are substantially all fees related to the audit of year-end financial statements and corresponding regulatory filings.

SHAREHOLDER PROPOSALS

Under the rules of the SEC, proposals by shareholders intended to be presented at the Company's 2009 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices at 3 North Main Street, Petersburg, West Virginia 26847, for inclusion in its Proxy Statement relating to the meeting, by January 10, 2010.

By Order of the Board of Directors

/s/ Alan L. Brill

Alan L. Brill
Corporate Secretary
March 26, 2009

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EXHIBIT A

HIGHLANDS BANKSHARES, INC.
AUDIT COMMITTEE CHARTER

I.           PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding, finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department.

Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.           COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.  An independent director is one who: (1) is not and has not been employed as an executive of the Corporation for at least three years prior to election to the Audit Committee; (2) did not accept compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, except for compensation for service on the Board for certain types of non-discretionary compensation; (3) no member of the director’s immediate family serves or has served as an executive officer of the Corporation or any of its affiliates during the past three years; (4) is not a partner, controlling shareholder or executive officer of a business organization to which the Corporation makes or from which it receives significant payments during any of the past three years; and (5) does not serve as an executive of another entity where any of the Corporation’s executives serve on the other entities’ Compensation Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.  Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be appointed annually by the Board of Directors.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Page Fifteen

III.           MEETINGS

The Committee shall meet at least twice annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.  In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with IV.4. below.

IV.           RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.           Review and assess the adequacy of this Charter periodically, at least annually, as conditions dictate.

2.           Review the organization’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification report, opinion, or review rendered by the independent accountants.

3.           Review the regular internal reports to management prepared by the internal auditing department and management’s response.

4.           Review with financial management and the independent accountants the 10-Q prior to its filing or prior to release of earnings.  The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5.           Recommend to the board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.  On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

6.           Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7.           Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

8.           Pre-approve all non-audit services provided by the independent accountants.

Financial Reporting Process

9.           In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

10.         Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

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11.           Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles as applied in its financial reporting.

Process Improvement

12.           Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgment made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

13.           Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.           Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

15.           Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.  (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

16.           Review activities, organizational structure, and qualifications of the internal audit department.

17.           Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

18.           Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

19.           Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Page Seventeen

EXHIBIT B

CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF HIGHLANDS BANKSHARES, INC.

I.	Statement of Policy

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Highlands Bankshares, Inc. (the “Corporation”) shall discharge the Board’s responsibilities relating to the compensation of the Corporation’s executive officers and other key management personnel, and make recommendations to the Board regarding director compensation.

II.	Committee Composition and Meetings

The Committee shall be comprised of three or more directors (including a chairperson) as appointed by the Board, each of whom shall be an independent director as defined by the NASDAQ Stock Market listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall also consider whether it is advisable for members of the Committee to also qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any other standards of applicable law, rule or regulation.

The members of the Committee shall be selected annually by the Board.  The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.  The Committee shall meet at least two times annually or more frequently as circumstances require.

III.	Committee Duties, Responsibilities and Process

The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board.  Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent.  The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.  The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the State of West Virginia.

The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

The Committee shall have the following responsibilities:

(1)           Review from time to time the goals and objectives of the Corporation’s compensation plans, and, if the Committee deems it appropriate, amend or recommend that the Board amend these goals and objectives.

(2)           Review from time to time the Corporation’s compensation plans in light of the Corporation’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt or recommend to the Board the adoption of new incentive-compensation plans, equity-based plans, other compensation plans or amendments to existing plans.

(3)           Annually review and approve corporate goals and objectives relevant to the compensation of the Presidents of the Company’s subsidiary banks, evaluate their performance in light of these goals and objectives, and determine and approve their compensation levels based on this evaluation.

Page Eighteen

(4)           Oversee the evaluation of management of the Corporation, including the other executive officers of the Corporation, and establish the compensation for the Corporation’s other executive officers and approve the compensation for other key members of management.

(5)           Perform such duties and responsibilities as may be assigned to the Committee under the terms of any executive or employee compensation plan.

(6)           If required by the regulations of the Securities and Exchange Commission or if otherwise desired by the Corporation, review and discuss with the Corporation’s management a Compensation Discussion and Analysis (“CD&A”) section to appear in the Company’s Annual Report on Form 10-K and/or annual proxy statement, recommend whether the CD&A should be included in the Annual Report on Form 10-K and/or annual proxy statement and issue a report to appear in the Annual Report on Form 10-K and/or annual proxy statement stating that the Committee has conducted such review and made such recommendation.

(7)           Review, at least annually, on management development efforts to assure development of a pool of candidates for adequate and orderly management succession.

(8)	Discharge any other duties and responsibilities delegated to the Committee from time to time.

IV.	Investigations and Studies; Outside Advisers

The Committee may conduct or authorize studies of or investigations into matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation’s regular counsel or advisers). The Committee shall have the authority to retain or terminate a compensation consultant to assist the Committee in carrying out its responsibilities, including authority to approve the consultant’s fees and other retention terms, which fees shall be borne by the Corporation.

Page Nineteen

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY HIGHLANDS BANKSHARES, INC.	For	With- hold Authority
Annual Meeting of Shareholders, May 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	1. PROPOSAL ONE: ELECTION OF DIRECTORS	☐	☐
The undersigned hereby appoints Leslie A. Barr and Steven C. Judy, either of whom may act with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held on May 12, 2009, and at any adjournment thereof, the shares of Highlands Bankshares, Inc. common stock held of record by the undersigned as of March 28, 2009. Each share is entitled to one vote per nominee unless a shareholder requests cumulative voting at least 48 hours before the meeting. If cumulative voting for the election of directors is requested, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees.
Class A: Gerald W. Smith Clarence E. Porter L. Keith Wolfe (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)
The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

		For	Against	Abstain
	2. PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF SMITH ELLIOTT KEARNS & COMPANY, LLC AS INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS	☐	☐	☐
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
Please be sure to sign and date this proxy card in the box below.	Date
sign above

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

HIGHLANDS BANKSHARES, INC.

    Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy. If signing as a trustee, executor, etc., please so indicate.

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SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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